UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2022

Hainan Manaslu Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41474	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

B3406, 34F, West Tower, Block B Guorui Building, 11 Guoxing Avenue Haikou, Hainan Province, People’s Republic of China	570203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86-898-65315786

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	HMACU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	HMAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant entitling the holder to purchase one ordinary share at a price of $11.50 per share	HMACW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	HMACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Separate Trading of Units, Ordinary Shares, Warrants and Rights

On September 9, 2022, Hainan Manaslu Acquisition Corp. (the “Company”) announced that, commencing on September 12, 2022, holders of units issued in its initial public offering (the “Units”), each consisting of one ordinary share, par value $0.0001 per share of the Company (the “Ordinary Shares”), one redeemable warrant (the “Warrants”), each Warrant exercisable to purchase one Ordinary Share at an exercise price of $11.50 per share, and one right (the “Rights”) to receive one-tenth (1/10) of one Ordinary Share upon the consummation of the Company’s initial business combination, may elect to separately trade Ordinary Shares, Warrants and Rights included in the Units. The Units not separated will continue to trade on the Nasdaq Global Market under the symbol “HMACU.” Ordinary Shares, Warrants and Rights are expected to trade on the Nasdaq Global Market under the symbols “HMAC,” “HMACW” and “HMACR,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into Ordinary Shares, Warrants and Rights.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated September 9, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2022	Hainan Manaslu Acquisition Corp.

	By:	/s/ Zhifan Zhou
		Name:	Zhifan Zhou
		Title:	Chairman and Chief Executive Officer

2